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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Basin Exploration, Inc.'s previously filed registration statements File Nos. 33-63528 and 333-36143.

                                                  /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
 March 27, 2000.